SECURITIES AND EXCHANGE COMMISSION
         Washington, D.C.  20549

                Form 8-K

             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of
   The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported)
                  July 29, 1994

         Illinois Central Corporation
Exact name of registrant as specified in its charter

        Delaware                      1-10720

(State or other jurisdiction     (Commission File
   of incorporation)                 Number)

                 13-3545405
  (I.R.S. Employer Identification No.)

455 North Cityfront Plaza Drive, Chicago, Illinois
(Address of principal executive offices)
                                        60611-5504
                                        (Zip Code)


Registrant's telephone number, including area code:

                                     (312) 755-7500



Item 7. Financial Statements and Exhibits

   (a) - N/A

   (b) - N/A

   (c) Exhibits:

   3.1    Restated Articles of
          Incorporation of Illinois
          Central Corporation

   4.1    Interail Agreement
          (Excluding schedules 1, 2
          and 3 included therein).

   4.2    Toronto Dominion Credit
          Agreement (Incorporated by
          reference to Exhibit 4.1 to
          the Quarterly Report  of the
          Illinois Central Railroad
          Company on Form 10-Q for the
          three months ended March 31,
          1994. (SEC File No. 1-7092))

   4.3    Form of Receivables Purchase
          Agreement dated as of March 29,
          1994, between Illinois Central
          Railroad Company and Golden Gate
          Funding Corporation.
          (Incorporated by reference to
          Exhibit 4.2 to the Quarterly
          Report of the Illinois Central
          Railroad Company on Form 10-Q for
          the three months ended March 31,
          1994.  (SEC File No. 1-7092))

  10.1    Form of the Illinois Central
          Railroad Company Executive
          Performance Compensation Program
          (Incorporated by reference to
          Exhibit 10.1 to the Quarterly
          Report of the Illinois Central
          Railroad Company on Form 10-Q for
          the three months ended March
          31, 1994. (SEC File No. 1-7092))

  10.2    Form of the Illinois Central
          Railroad Company Supplemental
          Executive Retirement Plan
          (Incorporated by reference to
          Exhibit 10.2 to the Quarterly
          Report of the Illinois Central
          Railroad Company on Form 10-Q for
          the three months ended March 31, 1994.
          (SEC File No. 1-7092))

  10.3    Form of the Illinois Central
          Railroad Company Executive
          Deferred Compensation Plan
          (Incorporated by reference to
          Exhibit 10.3 to the Quarterly
          Report of the Illinois Central
          Railroad Company on Form 10-Q
          for the three months ended March
          31, 1994. (SEC File No. 1-7092))

  10.4    Form of the Illinois Central
          Railroad Company Performance
          Compensation Program (Incorporated
          by reference to Exhibit 10.4 to
          the Quarterly Report of the Illinois
          Central Railroad Company on Form
          10-Q for the three months ended
          March 31, 1994.  (SEC File No. 1-7092))


                   SIGNATURE

Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.





ILLINOIS CENTRAL CORPORATION



/s/JOHN V. MULVANEY
   John V. Mulvaney
   Controller







Date:  July 29, 1994

ILLINOIS CENTRAL CORPORATION
     AND SUBSIDIARIES

      EXHIBIT INDEX


Exhibit                             Sequential
  No.          Descriptions           Page No.

   3.1    Restated Articles of
          Incorporation of Illinois
          Central Corporation

   4.1    Interail Agreement
          (Excluding schedules 1, 2
          and 3 included therein).

   4.2    Toronto Dominion Credit
          Agreement (Incorporated by
          reference to Exhibit 4.1 to
          the Quarterly Report  of the
          Illinois Central Railroad
          Company on Form 10-Q for the
          three months ended March 31,
          1994. (SEC File No. 1-7092))

   4.3    Form of Receivables Purchase
          Agreement dated as of March 29,
          1994, between Illinois Central
          Railroad Company and Golden Gate
          Funding Corporation.
          (Incorporated by reference to
          Exhibit 4.2 to the Quarterly
          Report of the Illinois Central
          Railroad Company on Form 10-Q for
          the three months ended March 31,
          1994.  (SEC File No. 1-7092))

  10.1*   Form of the Illinois Central
          Railroad Company Executive
          Performance Compensation Program
          (Incorporated by reference to
          Exhibit 10.1 to the Quarterly
          Report of the Illinois Central
          Railroad Company on Form 10-Q for
          the three months ended March
          31, 1994. (SEC File No. 1-7092))

  10.2*   Form of the Illinois Central
          Railroad Company Supplemental
          Executive Retirement Plan
          (Incorporated by reference to
          Exhibit 10.2 to the Quarterly
          Report of the Illinois Central
          Railroad Company on Form 10-Q for
          the three months ended March 31, 1994.
          (SEC File No. 1-7092))

  10.3*   Form of the Illinois Central
          Railroad Company Executive
          Deferred Compensation Plan
          (Incorporated by reference to
          Exhibit 10.3 to the Quarterly
          Report of the Illinois Central
          Railroad Company on Form 10-Q
          for the three months ended March
          31, 1994. (SEC File No. 1-7092))

  10.4*   Form of the Illinois Central
          Railroad Company Performance
          Compensation Program (Incorporated
          by reference to Exhibit 10.4 to
          the Quarterly Report of the Illinois
          Central Railroad Company on Form
          10-Q for the three months ended
          March 31, 1994.  (SEC File No. 1-7092))

    ----------------------------

   *      Items so marked identify management
          contracts or compensatory plans
          agreements.